Hotchkis & Wiley Funds
Hotchkis & Wiley High Yield Fund

Supplement dated June 27, 2014 to the Prospectus and Summary Prospectus dated August 29, 2013, as supplemented on December 31, 2013

The Board of Trustees of Hotchkis & Wiley Funds (the “Trust”) has approved the imposition of a 2% redemption fee on shares of the Hotchkis & Wiley High Yield Fund (the “Fund”) that are redeemed or exchanged if they have been held for 90 days or less.

The redemption fee will become effective on August 29, 2014 and will apply to shareholders who redeem their shares on or before the 90th day from the date of purchase.  The redemption fee will not apply to Fund shares purchased before August 29, 2014.

The redemption fee is paid directly to the Fund to offset the transaction costs of frequent trading and to protect long-term shareholders of the Fund.  The fee ensures that short-term investors pay their share of the Fund’s transaction costs and that long-term investors do not subsidize the activities of short-term traders. If you purchased shares on multiple dates, the shares you have held the longest will be redeemed first for purposes of assessing the redemption fee.  The redemption fee does not apply to:

•	shares acquired through the reinvestment of dividends and distributions;
•	shares acquired through payroll contributions to a retirement or employee benefit plan;
•	shares redeemed through systematic redemption plans;
•	shares redeemed to return excess IRA contributions;
•	share conversions;
•	certain intermediaries or omnibus accounts that may not have the capability to impose a redemption fee;
•
certain redemption transactions made within a retirement or employee benefit plan, such as minimum required distributions, loans and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant;

•	redemptions and exchanges effectuated pursuant to an intermediary’s automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans; or
•	redemption and exchange transactions made within a discretionary wrap program as detailed in the section titled “Right to Suspend Sales and Reject Purchase Orders” of the Prospectus.

Some intermediaries may agree to charge redemption fees on transactions in their customer accounts in accordance with the intermediary’s own policy, which may differ from the Fund’s policy in terms of the amount of the fee, the holding period and the types of transactions which could trigger the fee.  The Fund may allow the intermediary to apply its own redemption fee policy to its customer accounts in place of the Fund’s redemption fee policy if the Fund determines the intermediary’s policy is reasonably designed to discourage short-term trading.

In addition, the redemption fee may be waived in other limited circumstances deemed necessary by the Trust’s Chief Compliance Officer, in consultation with legal counsel, that do not indicate market-timing activity.  Any waivers authorized by the Chief Compliance Officer shall be reported to the Board of Trustees of the Trust at their next quarterly meeting.

PLEASE RETAIN THIS NOTICE FOR FUTURE REFERENCE